                                                                    Exhibit 32.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Tropical Sportswear
Int'l  Corporation  (the "Company") for the quarter ended April 3, 2004 as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
I, Robin Cohan, Chief Financial Officer of the Company,  certify, to the best of my knowledge,  pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report  fully  complies  with  the requirements of Section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the  Report fairly  presents,  in all material respects, the financial  condition and results of operations of the Company.

                                                     /s/ Robin Cohan
                                                     Robin Cohan
                                                     Chief Financial Officer
                                                     May 11, 2004